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                                                                       Exhibit 1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 333-105028, 333-76288, 333-26817, 333-40051) of
Dominion Homes, Inc. of our report dated June 9, 2003 relating to the financial statements and schedule of the Dominion Homes Retirement Plan and Trust which appear in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
June 30, 2003

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